Exhibit 10.14

January 26, 2012

Health Enhancement Products, Inc.

7 West Square Lake Rd.

 Bloomfield Hills, MI 48302

Scottsdale, AZ  85260

Attn:  Philip M. Rice, II, CFO

Ladies and Gentlemen:

The undersigned hereby subscribe to the acquisition of (i) a subordinated convertible note in the aggregate principal amount of up to $500,000 (such Note is convertible into common stock of Health Enhancement Products, Inc., a Nevada corporation (the “Company”), on the terms and conditions set forth in the Subordinated Convertible Note of even date and (ii) warrants to purchase up to 833,333 shares of Common Stock on the terms and conditions set forth in the Warrant Agreement of even date.  The undersigned agrees to advance $332,000 immediately and the remaining $168,000 prior to February 3, 2012.  The undersigned agrees that no Note or Warrant shall be issued until after February 3, 2012, at which time the Company shall issue (i) a Note in the principal amount of $500,000 and (ii) warrants to purchase 833,333 shares of Common Stock, provided however, that if the undersigned shall fail to invest the second tranche in the amount of $168,000, then, in such case, the Company shall issue (i) a Note in the principal amount of $332,000 and (ii) warrants to purchase 553,333 shares of Common Stock.  The Notes and the Warrants (as well as the underlying shares) are referred to collectively herein as the “Securities.”

In connection with the purchase of the Securities, the undersigned acknowledges, warrants and represents to and agrees with the Company as follows:

1.

The undersigned is acquiring the Securities for investment for his/her/its own account and without the intention of participating, directly or indirectly, in a distribution of the Securities, and not with a view to resale or any distribution of the Securities, or any portion thereof.

2.

The undersigned has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the merits and risks of this investment.  The undersigned has consulted with his/her/its own professional representatives as he/she/it has considered appropriate to assist in evaluating the merits and risks of this investment.  The undersigned has carefully reviewed all of the Company’s filings with the Securities and Exchange Commission.  The undersigned has had access to and an opportunity to question the officers of the Company, or persons acting on their behalf, with respect to material information about the Company, and, in connection with the evaluation of this investment, has, to the best of his/her/its knowledge, received all information and data with respect to the Company that the undersigned has requested and which is necessary to enable the undersigned to make an informed decision regarding the purchase of the Securities.  The undersigned is acquiring the Securities based solely upon his/her/its independent examination and judgment as to the prospects of the Company.  The undersigned acknowledges that minimum amount of the offering with respect to the Securities is $340,000.  The undersigned acknowledges that once the Company accepts the minimum subscription amount, the Company may use the funds representing the purchase price of the Securities for general corporate purposes.

3.

The Securities were not offered to the undersigned by means of publicly disseminated advertisements or sales literature.

4.

The undersigned acknowledges that an investment in the Securities is speculative and involves a high degree of risk and the undersigned may have to continue to bear the economic risk of the investment in the Securities for an indefinite period.  An investment in the Company involves a high degree of risk because, among other reasons, the Company (i) has only a nominal amount of revenue; (ii) is experiencing significant negative cash flow and operating losses; (iii) has a substantial working capital deficiency; and (iv) has an immediate and urgent need for additional capital.  The undersigned acknowledges that the foregoing factors raise substantial doubt about the Company’s ability to continue as a going concern as disclosed in the Company’s Form 10K for the year ended December 31, 2010.  The undersigned acknowledges that, as a result of all of the foregoing, among other reasons, there is a significant risk that the undersigned could sustain a total loss of its investment in the Company.

5.

The undersigned acknowledges that the Securities are being sold to the undersigned without registration under any state or federal law requiring the registration of securities for sale, and accordingly will constitute “restricted securities” as defined in Rule 144 of the U.S. Securities and Exchange Commission.  Consequently, the transferability of the Securities is restricted by applicable United States Federal and state securities laws.  The undersigned understands that the Company’s common stock is currently quoted on the OTC Bulletin Board (in the “over-the-counter” market), and is highly illiquid.

6.

In consideration of the acceptance of this subscription, the undersigned agrees that the Securities will not be offered for sale, sold or transferred by the undersigned other than pursuant to (i) an effective registration under the Securities Act of 1933, as amended (“the Act”), an exemption available under the Act or a transaction that is otherwise in compliance with the Act; and (ii) an effective registration under the securities law of any state or other jurisdiction applicable to the transaction, an exemption available under such laws, or a transaction that is otherwise in compliance with such laws.

7.

The undersigned understands that no U.S. federal or state agency has passed upon the offering of the Securities or has made any finding or determination as to the fairness of any investment in the Securities.

8.

The undersigned agrees not to disclose or use any information provided to the undersigned by the Company or any of its agents in connection with the offering of the Securities, except for the purpose of evaluating an investment in the Securities.

9.

The residence address of the undersigned is as set forth below.

10.

The undersigned is an “accredited investor” as defined in Appendix A hereto

11.

The undersigned agrees to indemnify and hold harmless the Company and its officers, directors, employees and agents from and against any and all costs, liabilities and expenses (including attorneys’ fees) arising out of or related in any way to any breach of any representation or warranty contained herein.

12. That no person, other than Oxford Holdings, LLC is entitled to any commission, finder’s fees or similar remuneration in connection with the investment in the Company contemplated hereby.

13. This Agreement shall survive the closings contemplated hereby.

Executed as an instrument under seal.

The Venture Group, LLC

/s/ Jeff Rice
By: David J. Rice, Managing Member Duly authorized ACCEPTANCE OF SUBSCRIPTION

Health Enhancement Products, Inc.

/s/ Philip Rice
By: Philip Rice
Philip M. Rice, II, CFO

Executed Effective as of:
January 26, 2012

[Intentionally Left Blank]

APPENDIX A

An “Accredited Investor” within the meaning of Regulation D under the Securities Act of 1933 includes the following:

Organizations

(1)

A bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(2)

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(3)

A trust (i) with total assets in excess of $5,000,000, (ii) not formed for the specific purpose of acquiring the Securities, (iii) whose purchase is directed by a person who, either alone or with his purchaser representative, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the proposed investment.

(4)

A corporation, business trust, partnership, or an organization described in section 501(c)(3) of the Internal Revenue Code, which was not formed for the specific purpose of acquiring the Securities, and which has total assets in excess of $5,000,000.

(5)

An entity, all of whose equity owners are “accredited investors”, as defined herein.

Individuals

(6)

Individuals with income from all sources for each of the last two full calendar years whose reasonably expected income for this calendar year exceeds either of:

(i)

$200,000 individual income; or

(ii)

$300,000 joint income with spouse.

NOTE:

Your "income" for a particular year may be calculated by adding to your adjusted gross income as calculated for Federal income tax purposes any deduction for long term capital gains, any deduction for depletion allowance, any exclusion for tax exempt interest and any losses of a partnership allocated to you as a partner.

(7)

Individuals with net worth as of the date hereof (individually or jointly with your spouse), including the value of home, furnishings, and automobiles, in excess of $1,000,000.

(8)

Directors, executive officers or general partners of the Issuer.

3